UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

McEwen Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MCEWEN INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 4, 2026
The 2026 annual meeting of the shareholders of McEwen Inc. will be held at Vantage Venues, 27th Floor, 150 King Street West, Toronto, Ontario M5H 1J9 on June 4, 2026 at 4:30 p.m. Eastern Time. The meeting will be held for the following purposes:
1.
To elect 11 directors to serve on our Board of Directors until the next annual meeting of shareholders and until their successors are elected and qualified;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026;

3.
To consider and vote on a proposal to approve the issuance of shares of our common stock to Robert McEwen, pursuant to an Arrangement Agreement, dated as of October 10, 2025, as amended on December 23, 2025, by and among us and Canadian Gold Corp., in accordance with NYSE Listing Rule 312.03(b)(i); and

4.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on April 20, 2026 as the record date for the determination of the holders of our stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on our books at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment and postponement thereof. The Notice of Annual Meeting of Shareholders and this proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on April 24, 2026.
The meeting will be conducted in person and simultaneously broadcast via live webcast. The meeting will include the formal business, followed by a management presentation and a live Q&A session. The webcast is provided for viewing and Q&A purposes only, and you will not be able to submit a vote virtually during the webcast.
Shareholders wishing to vote should do so in advance, as outlined in this proxy statement: https://www.edocumentview.com/MUX.
Registration is required to access the webcast:
https://vantagevenues.zoom.us/webinar/register/WN_voXdh5dbRSKwcaMLWmV2Yg#/registration
Your vote is extremely important. We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience, by telephone or Internet, or request a proxy card to complete, sign and return by mail. If you decide to attend the annual meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY: (i) TELEPHONE, (ii) INTERNET, (iii) REQUESTING, COMPLETING, SIGNING AND RETURNING A PAPER PROXY CARD BY MAIL, OR (iv) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. Please note that all votes cast via telephone or the internet must be cast prior to 3:00 p.m. Eastern Time on June 4, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 4, 2026 at 4:30 p.m. Eastern Time.
The proxy statement, proxy card and annual report to shareholders on form 10-K for the fiscal year ended December 31, 2025 are available at:
https://www.edocumentview.com/MUX
By Order of the Board of Directors

April 24, 2026	ROBERT R. MCEWEN Chairman and Chief Executive Officer

PRELIMINARY PROXY STATEMENT FOR THE
2026 ANNUAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials, which consist of this proxy statement, our Annual Report on Form 10-K and a proxy card, in connection with the solicitation by the Board of Directors (the “Board”) of McEwen Inc. (“we,” “our,” “us,” or the “Company”) of proxies to be voted at our annual meeting of shareholders to be held on Thursday, June 4, 2026 at 4:30 p.m., Eastern Time, at Vantage Venues, 27th Floor, 150 King Street West, Toronto, Ontario M5H 1J9, and any adjournment or postponement thereof. The Notice of Annual Meeting of Shareholders and this proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on April 24, 2026.
What am I being asked to vote on at the annual meeting?
You are being asked to vote upon:
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Proposal 1:   The election of 11 nominees for directors to hold office until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified;

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Proposal 2:   The ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

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Proposal 3:   The approval of the issuance of shares of our common stock to Robert McEwen, pursuant to an Arrangement Agreement, dated as of October 10, 2025, as amended on December 23, 2025 (the “Arrangement Agreement”), by and among us and Canadian Gold Corp., in accordance with NYSE Listing Rule 312.03(b)(i); and

•
Any other business that may properly come before the meeting.

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We distribute our proxy materials to shareholders via the Internet under the “Notice and Access” approach permitted by rules of the Securities and Exchange Commission (“SEC”). On April 24, 2026, we began mailing a Notice of Internet Availability of Proxy Materials to shareholders, containing instructions on how to access the proxy materials on the Internet, to vote your shares over the Internet or by telephone or to request a paper copy of the proxy materials and proxy card. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, please follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.
What do I need to do to attend this annual meeting in person or access the live webcast?
Admission to the annual meeting is limited to shareholders of the company as of the close of business on April 20, 2026 and their authorized proxy holders. If you hold your shares in your name as a shareholder of record and you plan to attend the annual meeting, you will need picture identification. If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the annual meeting, you must present proof of your beneficial ownership of our stock, such as a bank or brokerage account statement, to be admitted to the annual meeting. In each case, you or your proxy must have a valid government-issued photo identification to be admitted to the annual meeting.
For directions to the annual meeting, please write to Corporate Secretary, McEwen Inc., 150 King Street West, Suite 2800, Toronto, Ontario M5H 1J9 or call (866) 441-0690.
To access the live webcast of the annual meeting, you will need to register at https://vantagevenues.zoom.us/webinar/register/WN_voXdh5dbRSKwcaMLWmV2Yg#/registration. Please note, the webcast is for informational and Q&A purposes only, and you will not be able to submit a vote virtually during the webcast.
Who is entitled to vote at the annual meeting?
Holders of our common stock at the close of business on April 20, 2026 are entitled to receive the Notice of Annual Meeting of Shareholders and to vote their shares at the annual meeting. As of that date, there were [59,452,799] shares of our common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered in your name with our transfer agent, Computershare, you are the “shareholder of record” of those shares. The Notice of Annual Meeting of Shareholders and this proxy statement and any accompanying materials have been provided directly to you by us.
If your shares are held in a stock brokerage account or by a bank or other nominee/holder of record, you are considered the “beneficial owner” of those shares, and the Notice of Annual Meeting of Shareholders and this proxy statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.
How do I vote?
You may vote using any of the following methods:
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By Internet:   If you are a shareholder of record, you can vote over the Internet at https://www.envisionreports.com/MUX by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card. If you hold your shares through a broker or other intermediary, you should contact your broker to determine if they allow for voting on the internet or by phone.

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By Telephone:   If you are a shareholder of record, you can vote over the telephone by calling 1-800-652-VOTE (8683) and following the directions.

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By Mail:   If you have requested or received a proxy or voting instruction card by mail, you can vote by completing, signing and dating the proxy or voting instruction card and returning it in the prepaid envelope. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board.

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At the Meeting:   Shareholders who attend the annual meeting may vote in person at the annual meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the annual meeting.

Voting by Internet and telephone will be available until 3:00 p.m. Eastern Time on the day of the annual meeting. You will not be permitted to vote virtually if you access the meeting through the live webcast. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card.
Your vote is important.   You can save us the expense of a second mailing by voting promptly.
What can I do if I change my mind after I vote?
Submitting your proxy over the Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the annual meeting and to vote in person during the meeting. The presence at the annual meeting of a shareholder who has submitted a proxy does not in itself revoke a proxy. If you are a shareholder of record, you can revoke your proxy before it is exercised by:
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giving written notice to the Corporate Secretary of the Company before the vote is counted;

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delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

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voting by ballot at the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record or registering, attending the meeting and voting in person during the meeting.
What is “householding” and how does it affect me?
When multiple shareholders have the same address, the SEC permits companies and intermediaries to deliver a single copy of certain proxy materials and the Notice of Internet Availability of Proxy Materials to them. This process is commonly referred to as “householding.” We do not participate in householding, but some brokers may for shareholders who do not take electronic delivery of proxy materials. If your shares are held in a brokerage account and you have received notice from your broker that it will send one copy of the notice or proxy materials to your address, householding will continue until you are notified otherwise or instruct your broker otherwise.
If, at any time, you would prefer to receive a separate copy of the notice or proxy materials, or if you share an address with another shareholder and receive multiple copies but would prefer to receive a single copy, please notify your broker. We will promptly deliver to a shareholder who received one copy of the notice or proxy materials as a result of householding a separate copy upon the shareholder’s written or oral request directed to our investor relations department at (647) 258-0395 ext. 320 or McEwen Inc., 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s annual meeting, you should follow the instructions provided in the notice.
Can I access the proxy materials and the 2025 annual report on the Internet?
Yes, the Notice of Annual Meeting of Shareholders, this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at https://www.edocumentview.com/MUX.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange, or “NYSE.”
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under the rules of the NYSE (“NYSE Rules”) to vote your shares on the ratification of the appointment of Ernst & Young LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on any of the other proposals to be considered at the annual meeting and if you do not provide voting instructions to your broker, a broker non-vote will occur and your shares will not be voted on these matters or any other matter that may properly come before the meeting.
What is a quorum for the annual meeting?
As stated in our Second Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws, the presence in person or by proxy of the holders of stock representing at least one-third of the voting power of all shares of our stock issued and outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum. A quorum is the minimum number of shares of our common stock that must be present in person or by proxy to legally convene the annual meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
What are the voting requirements to elect the directors and to approve each of the proposals discussed in this proxy statement?
Proposal	Vote Required
1. Election of directors	Plurality, subject to resignation under Majority Voting Policy if votes “withheld” greater than votes “for”
2. Ratification of the appointment of Ernst & Young LLP	Majority of the votes cast on the proposal
3. The approval of the issuance of shares to Mr. McEwen pursuant to the Arrangement Agreement	Majority of the disinterested votes cast on the proposal
Election of Directors; Majority Voting Policy
Directors are elected by a plurality of the votes cast for the election, subject to our Majority Voting Policy (the “Majority Voting Policy”). The 11 nominees for director who receive the highest number of votes will be elected to the Board of Directors. Any shares not voted for the election, whether due to abstentions, broker non-votes or otherwise, will have no effect on the election of the directors.
Pursuant to our Majority Voting Policy, in the absence of a contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation to the Board. The Compensation, Nominating and Governance Committee of our Board (or, under certain circumstances, another Committee appointed by the Board) will promptly consider that resignation and will recommend to the Board whether to accept the tendered resignation or reject it based on all relevant factors. The Board must then act on that recommendation no later than 90 days following the date of an annual meeting of shareholders. Within four days of the Board’s decision, we must disclose the decision in a Current Report on Form 8-K filed with the SEC that includes a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation.
Ratification of the Appointment of Ernst & Young LLP
The affirmative vote of a majority of the votes cast for the proposal is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026. Abstentions and broker non-votes will not be treated as votes cast on this proposal and will therefore have no effect on the outcome of this proposal.
Approval of Issuance of Shares to Mr. McEwen Pursuant to the Arrangement Agreement
The affirmative vote of a majority of the disinterested votes cast on the proposal at the annual meeting (assuming a quorum is present) is required to approve the issuance of shares to Mr. McEwen pursuant to and in accordance with the Arrangement Agreement and NYSE Rules. Abstentions and broker non-votes will not be treated as votes cast on this proposal and will therefore have no effect on the outcome of this proposal.
How will my shares be voted at the annual meeting?
If you submit your proxy over the Internet or by telephone, or you request a printed proxy card and properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you request a printed proxy card, and properly execute and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote:
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FOR the election of each of the nominees for director;

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FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026; and

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FOR the issuance of shares to Mr. McEwen pursuant to the Arrangement Agreement.

Where Can I Find the Voting Results?
We will publish the voting results by filing a Current Report on Form 8-K, which we will file with the SEC within four business days of our annual meeting.
Could other matters be decided at the annual meeting?
Other than the election of directors, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026, and the approval of the issuance of shares to Mr. McEwen pursuant to the Arrangement Agreement, the Board knows of no other matters to be presented at the annual meeting. However, if you return your signed and completed proxy card or vote by telephone or on the Internet and any other business or matters properly come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such matters.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock.
Who will count the votes?
Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspector of election.
When will the next vote to approve executive compensation occur?
At the 2022 annual meeting, our shareholders approved, on an advisory basis, to hold the Say-on-Pay vote every three years. We held our last advisory vote on the compensation of our named executive officers at our 2025 annual meeting, and, unless the Board modifies its policy on the frequency of future votes, we expect to have our next Say-on-Pay vote at our 2028 annual meeting.

PROPOSAL FOR ELECTION OF DIRECTORS
(Proposal 1 on Proxy Card)
The Board of Directors currently consists of 11 members, all of whom have been nominated to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The 11 nominees have indicated that they are willing and able to serve as directors if elected. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.
Directors
The following table reflects our directors and executive officers as of the date of this proxy statement:
Name	Age	Positions With the Company	Board Position Held Since
Robert R. McEwen	76	Chairman of the Board and Chief Executive Officer	2005
Ian J. Ball(4)	44	Director, Executive Vice Chairman	2022
Dalia Asterbadi(2)	44	Director	2025
Richard W. Brissenden(1)(3)	81	Director	2012
Alfred Colas(3)	56	Director	2025
Nicolas Darveau-Garneau(1)(3)	57	Director	2023
John Florek(1)(2)	57	Director	2025
Steve Kaszas(2)	72	Director	2025
Michelle Makori(4)	48	Director	2023
Michael Melanson(4)	71	Director	2025
William M. Shaver(2)	78	Chief Operating Officer, Director	2021

(1)
Member of the Compensation, Nominating & Corporate Governance Committee.

(2)
Member of the Environmental, Health & Safety Committee.

(3)
Member of the Audit Committee.

(4)
Member of the Disclosure Committee.

All of our directors named above except Mr. McEwen, Mr. Ball and Mr. Shaver are independent as defined under the NYSE Rules.
The following information summarizes the recent (at least five years) business experience of our officers and directors:
Our Directors
Robert R. McEwen.   Mr. McEwen became the Chairman of our Board of Directors and our Chief Executive Officer on August 18, 2005. Mr. McEwen was also Non-Executive Chairman of Lexam VG Gold Inc. (“Lexam”) from January 2011 to April 2017, at which time we completed the acquisition of Lexam. Mr. McEwen was Chief Executive Officer of US Gold Corporation from August 2005 to January 2012 (when the name was changed to McEwen Mining Inc.) and was also the President and Chief Executive Officer of Minera Andes Inc. from June 2009 until January 2012, when we completed the acquisition of that entity. He was the Chief Executive Officer of Goldcorp Inc. from June 1986 until February 2005 and the Chairman of that company from 1986 to October 2005. Goldcorp is engaged in the business of exploring for and producing gold and other precious metals and is now part of Newmont Corporation. Our Board believes that Mr. McEwen’s 30+ years of experience in the mining industry, and particularly the experience he developed by guiding Goldcorp from a start-up into a senior gold producer, provides him with the desired skills, attributes and qualifications to serve as a member of our Board.

Ian Ball.   Mr. Ball was elected to the Board of Directors at the 2022 annual meeting and has served as the Executive Vice Chairman since September 3, 2025. He has spent the majority of his professional career in the mining and natural resource sector. In various executive and management roles, he has been involved in companies focused on precious metal exploration projects in North and South America. Mr. Ball is currently a director of Paragon Advanced Labs Inc. listed on the TSX-V. Mr. Ball previously served as the President and CEO of Abitibi Royalties, Inc. a gold royalty company whose shares were quoted on the TSX-V, and Mr. Ball also served on the company’s board of directors. Mr. Ball joined Abitibi Royalties, Inc. in 2014 and served as an officer and director until 2021 when the company was acquired. Prior to his tenure at Abitibi Royalties, Inc., Mr. Ball served as the Company’s President and in other executive officer capacities in addition to officer roles for certain of its subsidiaries. He received a degree from Ryerson University and Durham College. Our Board believes that Mr. Ball’s significant experience in the mining and precious metal exploration industry, and particularly the experience he developed by leading Abitibi Royalties, Inc. and his prior tenure with the Company, provides him with the desired skills, attributes and qualifications to serve as a member of our Board.
Dalia Asterbadi.   Ms. Asterbadi was elected to the Board of Directors at the 2025 annual meeting. Ms. Asterbadi brings over fifteen years of experience in pioneering technology and strategic development. Ms. Asterbadi currently works as a Philanthropy and Innovation Officer at MemberNova and an Advisor and Technology Evangelist for Giftagram. Ms. Asterbadi started her career by advancing through various roles in marketing, communications, and customer success, ultimately becoming the founder and Chief Data Scientist of Verve.ai, an augmented intelligence automation company. Ms. Asterbadi has focused extensively on applied innovation and the development of intellectual property in emerging technologies, contributing to advancements in data science as early as 2015. She pursued studies in systems engineering at the University of Guelph and in machine learning at Stanford University with a strong emphasis on real-world application. Our Board believes that Ms. Asterbadi’s expertise in technology, innovation, system engineering and customer experience provides the requisite skills and qualifications to serve as a member of our Board.
Richard W. Brissenden.   Mr. Brissenden is a Chartered Professional Accountant (Ontario) and a graduate of the Directors Education Program of the Institute of Corporate Directors with an ICD.D designation, with more than 30 years of experience in the mining and exploration sector. He is presently retired. From December 2013 until April 2018, Mr. Brissenden was a director of Banro Corporation, a Canadian gold mining company with securities traded on the Toronto Stock Exchange (“TSX”) and NYSE American, and served as its Chairman (May 2014 to January 2015; January 2016 to April 2018) and its Executive Chairman (January 2015 to December 2015). He also served as a director of Lexam from January 2011 until April 2017 when it was acquired by McEwen Mining, at which point he continued as a director of McEwen Mining. He previously served as a board member and executive of numerous companies in the mining and mineral exploration sector. The Board believes that Mr. Brissenden’s significant financial experience as a chartered professional accountant and member of numerous public company Audit Committees, as well as significant understanding of and experience in the mining industry, provides the requisite skills and qualifications to serve as a member of our Board.
Alfred Colas.   Mr. Colas was elected to the Board of Directors at the 2025 annual meeting. Mr. Colas is a trilingual finance business executive with over 30 years of leadership experience with public companies including M&A, integrations, financings and management in mining, lumber, renewable energy and private-equity investment organizations, both nationally and in Latin America. Mr. Colas was the Chief Financial Officer of Jaguar Mining Inc., a TSX listed company from August 2023 to May 2025. Starting his career at Pricewaterhouse and J.P. Morgan Canada, Mr. Colas transitioned to Barrick Gold rising up through the operations and corporate finance teams. More recently, Mr. Colas has led financial strategy and execution in the forestry and mining sectors, respectively in the role of Chief Financial Officer of GreenFirst Forest Products Inc. (TSX:GFP) from April 2022 to September 2023, and prior to that, as Chief Financial Officer of Excellon Resources Inc. (NYSE:EXN, TSX:EXN) from October 2020 to March 2022. Mr. Colas holds his Chartered Accountant and Chartered Professional Accountant designations. He has also successfully completed the Canadian Securities Course and received a Mining Business Administration diploma from the Universidad Adolfo Ibáñez business school in Santiago Chile. Mr. Colas graduated with a Bachelor of Commerce from the University of Toronto in 1992. The Board believes that Mr. Colas’ significant financial experience as a chartered professional accountant and chief financial officer, as well as significant understanding of and experience in the mining industry, provides the requisite skills and qualifications to serve as a member of our Board.
Nicolas Darveau-Garneau.   Mr. Darveau-Garneau was appointed to the Board effective November 17, 2023. Mr. Darveau-Garneau is an Artificial Intelligence (AI) and digital transformation expert with over 25 years of experience. He was Google’s Chief Evangelist, where he worked with the C-suites of more than 800 of Google’s top customers to help them accelerate their digital transformation. He also worked as Chief Strategy and Growth Officer at Coveo, a leading AI company, and is currently the President of Garneau Digital Advisors. Mr. Darveau-Garneau has been a technology entrepreneur, investor, and analyst since 1995. He was part of the founding team of msn.com at Microsoft. He co-founded four Internet companies, selling three of them. Nick has also invested in 21 technology companies. He was also a management consultant at McKinsey & Co. and a senior equity analyst at Sanford C. Bernstein, a top-ranked Wall Street firm. He graduated with a Bachelor degree in Mathematics from the University of Waterloo and an MBA from Harvard Business School. Our Board believes that Mr. Darveau-Garneau’s experience as a director on a number of boards and committees, and with expertise in digital transformation, AI governance, and customer experience provides the requisite skills and qualifications to serve as a member of our Board.
John Florek.   Mr. Florek was elected to the Board of Directors at the 2025 annual meeting. Mr. Florek brings over 35 years of experience in the mining industry as a professional geologist. Throughout his distinguished career, he has held a variety of senior roles in both exploration and production with major companies such as BHP, Placer Dome, Barrick Gold, Teck, and several publicly listed junior exploration companies. His career trajectory led him to prominent leadership positions, including Chief Geologist at Agnico Eagle, Kirkland Lake Gold, and Detour Lake Gold. Currently, Mr. Florek serves as Chief Executive Officer, President, and Director of Emperor Metals Inc. since November 2022, and as Chief Executive Officer, and Director of Sankamap Metals Inc. since February 2025. Prior to these roles, he held the position of Geology Superintendent (Chief Geologist) from January 2016 to September 2022 at Agnico Eagle, Kirkland Lake Gold, and Detour Lake Gold, where he was responsible for overseeing geological operations at major gold mining sites across Canada. He holds a Bachelor of Science in Geology from the University of Maine and a Master of Science in Geology from Queen’s University. The Board is confident that Mr. Florek’s extensive expertise in geology, coupled with his executive leadership and board experience across multiple publicly traded companies, make him exceptionally well-qualified to serve as a member of our Board.
Steve Kaszas.   Mr. Kaszas was elected to the Board of Directors at the 2025 annual meeting. Mr. Kaszas has over four decades of experience in the financial services industry. A licensed investment advisor in both Canada and the United States, Mr. Kaszas started his career at Burns Fry, quickly rising to become a shareholder. Mr. Kaszas was a senior leader with the Altberg Kaszas Group at BMO Nesbitt Burns until he retired. Mr. Kaszas is a dedicated community advocate and recipient of the Queen Elizabeth II Golden Jubilee Medal. Mr. Kaszas brings a wealth of financial expertise, a global perspective, and a passion for fostering sustainable growth. His ability to navigate complex economic landscapes, coupled with his dedication to integrity and service, makes him a valuable addition to our Board.
Michelle Makori.   Ms. Makori was appointed to the Board effective August 9, 2023. Ms. Makori is an internationally acclaimed broadcast journalist, news anchor, reporter, and producer. She was most recently the Editor-in-Chief and Lead Anchor at Kitco News, focusing on commodities and precious metals. Ms. Makori has worked as an anchor, reporter and producer for Bloomberg, CNN Money, i24News, SABC and CGTN. As an anchor and reporter, Ms. Makori has covered and analyzed the biggest global economic, financial, and geopolitical events of the past two decades. Ms. Makori has interviewed heads of state, CEOs of Fortune 500 companies, and other political, business, and entertainment leaders. Ms. Makori has also served as MC, host and panel moderator for conferences and events around the globe. Ms. Makori holds a Post Graduate Honors Degree in Media Studies and Journalism (with distinction) and a Bachelor of Arts with a double major in Law and Psychology, both from South Africa’s University of the Witwatersrand. Ms. Makori graduated top of her class from Damelin Business School. Our Board believes that Ms. Makori’s extensive experience in commodities and precious metals, insights into global markets, and corporate disclosure policies align with the strategic goals of the Company and make Ms. Makori an asset to our Board.

Michael Melanson.   Mr. Melanson was elected to the Board of Directors at the 2025 annual meeting. Mr. Melanson has been practicing law for over 40 years advising clients on a variety of corporate and securities law matters, with a particular focus on capital markets transactions, including public and private offerings of securities, take-over bids and mergers and acquisitions, acting for clients in a wide range of industries, particularly in the mining industry. Mr. Melanson is currently Of Counsel with Bennett Jones LLP, a role he has held since January 2025 following his retirement as Partner in December 2024. In addition to working in private practice, Mr. Melanson started his early career at the Toronto Stock Exchange and the Ontario Securities Commission. Mr. Melanson has frequently been listed in various directories of top lawyers, including in Chambers Global, Chambers Canada, Who’s Who Legal, Best Lawyers in Canada and Lexpert in the mining and corporate finance & securities practice areas. Mr. Melanson graduated with a Bachelor of Commerce from McMaster University, a Bachelor of Laws from the University of Toronto, and a Master of Business Administration from the University of Toronto. Mr. Melanson’s extensive experience with corporate and securities matters and dealing with clients in the mining sector provide him with the skills and qualifications to be a valuable member of our Board.
William M. Shaver.   Mr. Shaver has served as Chief Operations Officer of McEwen Mining since June 2022 and has been a director since September 2021. Mr. Shaver is a seasoned mining executive with over 50 years of management and executive experience in all facets of mine design, construction, and operations. In 1980, he was a founder of Dynatec Corporation, which became one of the leading contracting and mine operating groups in North America. In 2013, he was recognized as the Ernst & Young Entrepreneur of the Year for his devotion to bringing innovation to the mining industry. Most recently, he served as Chief Operating Officer of INV Metals from 2017 until its sale to Dundee Precious Metals in July 2021. He completed the Technician Program at the Haileybury School of Mines and is a Professional Engineer with a B. Sc. in Mining Engineering from Queens University in Kingston. He is also a designated Independent Corporate Director, having received his ICD.D designation in 2019. His extensive technical knowledge and experience serving in various senior capacities with a wide variety of companies over his tenure provides him with the skills and qualifications to be the Chair of our Environmental Health and Safety Committee as well as a valuable board member.
Our Officers
In addition to Mr. McEwen, Mr. Ball and Mr. Shaver (see biographies above), the following individuals serve as our executive officers as of the date of this proxy statement:
Name	Age	Positions With the Company
Perry Ing	50	Chief Financial Officer
Jeffrey Chan	40	Vice President, Finance
Carmen L. Diges	55	General Counsel and Secretary
Stefan M. Spears	44	Vice President, Corporate Development
Perry Ing (Chief Financial Officer).   Mr. Ing has served as Chief Financial Officer of McEwen Mining since June 2022. Mr. Ing is an experienced mining executive who served as Chief Financial Officer of the Company from March 2008 until November 2015. After leaving the Company in 2015, Mr. Ing served as the Chief Financial Officer of Kirkland Lake Gold Inc. from November 2015 until November 2016 and as Chief Financial Officer of Mountain Province Diamonds Inc. from February 2017 to February 2022. Mr. Ing is also a director of Burin Gold Corp. and Inventus Mining Corp., companies with shares traded on the TSX-V, and serves as the Chair of their Audit Committees. He is a Certified Public Accountant in the State of Illinois and Chartered Professional Accountant in the Province of Ontario and carries the designation of Chartered Financial Analyst.
Jeffrey Chan (Vice President, Finance).   Mr. Chan was appointed as Vice President of Finance in January 2023. He has over 15 years of experience in finance and accounting in the mining and cannabis industries. He was previously CFO at Andean Precious Metals Corp., Green Sky Labs Inc. and Liberty Health Sciences. Mr. Chan also served as VP Finance at Orvana Minerals Corp., and Controller at Corona Gold Corporation and Ryan Gold Corp. He holds a Bachelor of Commerce degree from the University of Toronto and a Chartered Accountant certification from the Institute of Chartered Accountants of Ontario.

Carmen Diges (General Counsel and Secretary).   Ms. Diges was appointed as General Counsel in August 2015. Since at least 2015, she has been in private practice as a partner or principal of various law firms based in Toronto, Canada. She holds a CFA Charter, a Master of Laws (Tax) from Osgoode Hall Law School, a Bachelor of Laws from Dalhousie Law School, as well as a Bachelor of Arts from the University of Toronto.
Stefan Spears (Vice President, Corporate Development).   Mr. Spears served as Vice President of Projects of the Company from 2008 to 2012. From 2012 to 2015, Mr. Spears founded and ran a manufacturing company that made parts for the metal casting industry. After selling that business in 2015, Mr. Spears rejoined the Company in the role of Special Projects with a focus on corporate development and was appointed as the Vice President of Corporate Development in 2019. Mr. Spears holds a B.Sc. degree in civil engineering from Queen’s University in Kingston, Ontario.
Our officers serve at the pleasure of the Board of Directors.
Vote Necessary to Approve Proposal 1
Directors are elected by a plurality of votes cast for the election of directors (i.e., the 11 candidates receiving the highest number of votes will be elected to the Board of Directors), subject to our Majority Voting Policy. Our Board has adopted a Majority Voting Policy whereby any nominee for director in an uncontested election (i.e., an election in which the number of nominees does not exceed the number of directors to be elected) who receives a greater number of votes “withheld” from his or her election than voted “for” such election will tender his or her resignation for consideration by the Board. In such a circumstance, the Nominating Corporate Governance Committee will recommend to our Board the action to be taken with respect to such offer of resignation. The Board is expected to act on such recommendation and disclose its decision within 90 days following the date of the annual meeting.
Shareholders do not have cumulative voting rights in the election of directors. You may vote for any or all of the nominees as directors or withhold your vote from any or all of the nominees as directors. The Board of Directors unanimously recommends a vote FOR all the director nominees listed above, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR RATIFICATION OF AUDITORS
(Proposal 2 on Proxy Card)
Our Audit Committee has appointed the firm Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2026. The Board has directed that management submit the appointment of EY as our independent registered public accounting firm for ratification by our shareholders at the annual meeting. EY has served as our independent registered public accountant since April 2016.
Ratification of the appointment of EY as our independent registered public accounting firm by our shareholders is not required under our Amended and Restated Bylaws or otherwise. However, the Board is submitting this appointment to the shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment of EY, the Audit Committee will not be required to replace EY as our independent registered public accounting firm. In the event of such a failure, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it believes that such a change would be in our and our shareholders’ best interest.
Neither EY, any of its members nor any of its associates, to the best of our knowledge, has any financial interest in our business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as independent accountants. Representatives of EY are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Fees for audit services and related expenses include fees associated with the annual audit, integrated audit of internal controls over financial reporting, reviews of our quarterly reports on Form 10-Q, and assistance with and review of documents filed with the SEC. The following table sets forth fees paid to EY for the years ended December 31, 2025 and December 31, 2024:
	2025	2024
Audit Fees	$2,345,137	$2,280,515
Audit-Related Fees	—	—
Tax Fees(1)	3,659	—
All Other Fees	—	—
Total Fees	$2,348,796	$2,280,515

(1)
Tax Fees consisted of consulting fees related to filing U.S. and Canadian corporate tax returns.

It is the policy of the Audit Committee to engage the independent registered public accounting firm selected to conduct the financial audit for our company and to confirm, prior to such engagement, that such independent registered public accounting firm is independent of the Company. Also, in keeping with its policy that all services provided by the independent registered public accounting firm be pre-approved, the fees reflected above were pre-approved by the Audit Committee.
Vote Necessary to Ratify Proposal 2
The affirmative vote of a majority of the votes cast on the proposal (assuming a quorum is present) is required for the ratification of the appointment of the independent registered public accounting firm. The Board of Directors unanimously recommends a vote FOR the ratification of appointment of the independent registered public accounting firm, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR THE ISSUANCE OF SHARES PURSUANT TO THE ARRANGEMENT AGREEMENT
(Proposal 3 on Proxy Card)
Overview
Our Board of Directors is asking stockholders to consider and vote upon a proposal to approve the issuance of shares of our common stock to Robert McEwen, pursuant to an Arrangement Agreement, dated as of October 10, 2025, as amended on December 23, 2025 (the “Arrangement Agreement”), by and among us and Canadian Gold Corp., in accordance with NYSE Listing Rule 312.03(b)(i).
As detailed below, pursuant to the Arrangement Agreement, we acquired all of the issued and outstanding common shares (the “CGC Shares”) of Canadian Gold Corp. (“CGC”) in exchange for shares of our common stock (the “Company Shares”) by way of a court-approved statutory plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (the “Transaction”).
Background
Arrangement Agreement
On October 10, 2025, we entered into the Arrangement Agreement with CGC, pursuant to which were obligated consummate the Transaction subject to the satisfaction of customary closing conditions and receipt of necessary court and regulatory approvals, including approval of the TSX Venture Exchange, the Toronto Stock Exchange and the NYSE. Pursuant to the terms of the Arrangement Agreement, each CGC Share entitled its holder to receive 0.0225 Company Shares, which, with respect to Mr. McEwen, remains subject to the approval of the Company’s stockholders (“Stockholder Approval”) for any Company Shares to be issued to him. Until Stockholder Approval was obtained, Mr. McEwen was entitled to receive up to 1% of our common stock in the form of Company Shares with the remainder to be settled in subscription receipts which would convert into our common stock upon receipt of Stockholder Approval (the “Subscription Receipts”). Pursuant to an agreement dated June 5, 2023 between Ian Ball and Mr. McEwen, Mr. Ball is entitled to 25% of any profit that Mr. McEwen receives from the sale of any of his CGC shares and any cash dividend paid on those shares.
On December 23, 2025, we entered into an amendment to the Arrangement Agreement (the “Amendment”) pursuant to which all of the CGC Shares held by Mr. McEwen would convert into subscription receipts entitling him to receive the Company Shares upon receipt of Stockholder Approval.
The Transaction was completed under the Business Corporations Act (British Columbia) and was deemed to become effective at 8:00 a.m. Vancouver time on January 5, 2026 following the approval of shareholders of CGC on December 5, 2025 and a final order by the British Columbia Supreme Court on December 10, 2025 approving the Transaction, as amended by a further order to approve the Amendment. All CGC Shares, other than CGC Shares held by Mr. McEwen, were exchanged for Company Shares and Mr. McEwen was issued the Subscription Receipts. In the event Stockholder Approval is not obtained, the Company will, in lieu of Company Shares, deliver cash to Mr. McEwen for the Company Shares he is entitled to receive upon conversion of the Subscription Receipts.
NYSE Requirements
Listing Rules 312.03(b)(i), 312.03(c) and 312.03(d)
NYSE Listing Rule 312.03(b)(i) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions to a director, officer, controlling shareholder or member of a control group, or any other substantial security holder of the issuer that has an affiliated person who is an officer or director of the company (each, an “Active Related Party”), if the number of shares of common stock to be issued, or the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1.0% of the number of shares of common stock or 1.0% of the voting power outstanding before the issuance. However, stockholder approval under NYSE Listing Rule 312.03(b)(i) is not required if such transaction is a cash sale for a price that is at least the “Minimum Price.”
The “Minimum Price” is defined as a price that is the lower of (i) the official closing price immediately preceding the signing of the binding agreement, or (ii) the average official closing price for the five trading days immediately preceding the signing of the binding agreement.
Reason for Seeking Stockholder Approval
As discussed above, Listing Rule 312.03(b)(i) requires us to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, to an Active Related Party of the Company if the number of shares of common stock to be issued, or the number of shares of common stock into which the securities may be convertible or exercisable, exceeds 1% of the number of shares of common stock outstanding before the issuance and the transaction is not a cash sale for a price that is at least the Minimum Price. We have determined that Mr. McEwen is an Active Related Party under NYSE Listing Rule 312.03(b)(i) and the issuance of any Company Shares would not be a cash sale transaction. Therefore, we are soliciting stockholder approval for the issuance of Company Shares to Mr. McEwen as set forth in the Arrangement Agreement.
On October 9, 2025, all of the disinterested members of the Board (the “Disinterested Directors”), after due consideration of all the factors the Disinterested Directors deemed to be relevant, (i) determined that the Arrangement Agreement, including the form, terms and provisions therein, and the transactions contemplated thereby, were advisable, fair to and in the best interests of us and our disinterested stockholders; (ii) approved and authorized the Arrangement Agreement, including the form, terms and provisions therein, and the transactions contemplated thereby; and (iii) approved the execution and delivery of the Arrangement Agreement, our performance by of our covenants and other obligations contained thereunder and the consummation of the transactions or other actions contemplated by the Arrangement Agreement. The Disinterested Directors also recommended that our stockholders approve and adopt resolutions approving the issuance of Common Shares to Mr. McEwen pursuant to, and in accordance with, the terms and conditions set forth in the Arrangement Agreement.
Consequences for Failing to Obtain Stockholder Approval
If we do not receive the approval contemplated in this Proposal 3, we will not be able to issue the Company Shares owed to Mr. McEwen pursuant to the terms of the Arrangement Agreement. Pursuant to the terms of the Arrangement Agreement, we would then be required to pay cash to Mr. McEwen in lieu of the Company Shares owed to him.
Interests of Certain Persons
When you consider the Board’s recommendation to vote in favor of this Proposal 3, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Mr. McEwen would be entitled to receive the Company Shares pursuant to the terms of the Arrangement Agreement and, as a result, has an interest in the approval of this Proposal 3. Mr. Ball also served as its interim Chief Executive Officer from April 2023 to October 2023 and is entitled to certain compensation in respect of Mr. McEwen’s shares of CGC as described herein.
Potential Adverse Effects
Dilution
If our stockholders vote to approve the issuance of Company Shares pursuant to the terms of the Arrangement Agreement, it will result in Mr. McEwen receiving [1,529,508] shares of our common stock. The issuance of such common stock will have a dilutive effect on current stockholders, in that the percentage ownership of the company held by such other current stockholders will decline as a result of the issuance of such common stock. The issuance of such common stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. The sale into the public market of these shares also could materially and adversely affect the market price of the common stock.
Potential Anti-Takeover Effect
If this Proposal 3 is approved, the issuance of the common stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of our company by tender offer or other means. The issuance of the common stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of our company, and dilute the interest of a party attempting to obtain control of our company. The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of our company by any means.
Vote Necessary to Approve Proposal 3
The affirmative vote of a majority of the disinterested votes cast on the proposal (assuming a quorum is present) is required to approve this proposal. The Board of Directors unanimously recommends a vote FOR the issuance of shares of our common stock pursuant to the Arrangement Agreement, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

DELINQUENT SECTION 16(a) REPORTS
Our executive officers and directors and persons who own beneficially more than 10% of our equity securities are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in their ownership of our securities with the SEC. They must also furnish copies of these reports to us. Based solely on a review of those reports and written representations from the reporting persons, we believe that for our 2025 fiscal year our executive officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that two Forms 4 reporting two transactions each were filed late for Stephan (Stefan) Spears.
CORPORATE GOVERNANCE
Communications to the Board of Directors
Our Board of Directors maintains a policy of reviewing and considering communications from our shareholders and other interested parties. Any interested party who desires to contact the Board of Directors may do so by fax, telephone, electronic or regular mail addressed to the Board of Directors, c/o Carmen Diges, General Counsel and Secretary, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9, telephone (647) 258-0395, ext. 130, or facsimile (647) 258-0408. Such communications can be sent to the Board by mail in a sealed envelope addressed to an individual director, the non-management directors or the full Board. Our General Counsel will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-management directors, to the Chair of the Audit Committee who will report thereon to the non-management directors. The General Counsel will forward the communication to the intended recipient.
Our directors periodically review communications from shareholders and other interested parties and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board.
Board Leadership and Risk Oversight
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the status and direction of the Company and the membership of the Board. The Board has determined that at present, having the Company’s Chief Executive Officer serve as Chair is in the best interest of the Company’s shareholders. This structure makes the best use of Mr. McEwen’s extensive knowledge of the Company and the mining industry, as well as fostering greater communication between the Company’s management and the Board.
Richard Brissenden, the Chair of the Audit Committee of the Board, serves as the presiding director for any meeting of the non-management or independent members of our Board of Directors. See our website at www.mcewenmining.com/investor-relations/corporate-governance for additional information about our corporate governance.
Companies face a variety of risks, including financial reporting, legal, credit, liquidity, reputational and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee in order that we can prepare accordingly, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making.
The Board as a whole oversees risk management after receiving briefings provided by management and advisors, as well as its own analysis and conclusions, regarding the adequacy of the Company’s risk management processes.
Board Committees and Meetings
Our Board of Directors currently maintains a standing (i) Audit, (ii) Compensation, Nominating and Corporate Governance, (iii) Environmental, Health & Safety Committee, and (iv) Disclosure Committee.

During the year ended December 31, 2025, the Board of Directors met eleven times and took action by consent in lieu of a meeting on fourteen other occasions. No director who served as such in 2025 attended less than 75% of the meetings held during 2025, including Committee meetings of which the director was a member.
Additionally, we hold regular executive sessions of our independent directors pursuant to NYSE Rules. During the year ended December 31, 2025, our independent directors met three times.
While we do not have a formal policy regarding attendance at annual meetings, directors are encouraged to attend the annual meeting of shareholders and receive communications directly from shareholders at that time. All of our directors attended the 2025 annual meeting.
Audit Committee
Our Audit Committee is comprised of Richard Brissenden (Chair), Alfred Colas and Nicolas Darveau-Garneau. The Audit Committee, among other things, appoints and oversees the independent registered accounting firm that audits our financial statements and assists the Board with oversight of the integrity of our financial statements. The Audit Committee is responsible for reviewing the proposed scope, content and results of the audit performed by the auditors and any reports and recommendations made by them. The Audit Committee also oversees our financial reporting process and is responsible for drafting an annual report to be included in our proxy statement. All of the members of the Audit Committee are independent as defined under the NYSE Rules and Rule 10A-3 of the Exchange Act. The Audit Committee met four times during the last fiscal year. The written charter for the Audit Committee is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.
Our Board of Directors has determined that Richard Brissenden, Chair of the Audit Committee, qualifies as an Audit Committee financial expert in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of Audit Committee functions. Mr. Brissenden acquired these attributes through experience in analyzing financial statements as a member of management of numerous other public companies; through his experience as a director and audit committee member for other public companies; and, through his formal education, including qualification as a Chartered Professional Accountant in the Province of Ontario, Canada and a graduate of the Director’s Education Program of the Institute of Corporate Directors with an ICD.D designation.
Audit Committee Report
The Audit Committee of the Board of Directors is pleased to present this Audit Committee Report:
We have reviewed and discussed the audited consolidated financial statements of McEwen Inc. for the year ended December 31, 2025 with management and have discussed with Ernst & Young LLP (“EY”), our independent accountants for 2025, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, with respect to those statements. We have received the written disclosures and the letter from EY regarding EY’s independence in accordance with the applicable requirements of the PCAOB and have discussed with EY its independence in connection with its audit of our most recent financial statements. Based on these reviews and discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.
Richard Brissenden (Chair and member)
Alfred Colas (member)
Nicolas Darveau-Garneau (member)
The information contained above in this section titled “Audit Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a filing.
Compensation, Nominating and Corporate Governance Committee
The Compensation, Nominating and Corporate Governance Committee is responsible for reviewing and approving the compensation of our executive officers and directors and our general compensation, benefits and perquisites policies and practices, including, without limitation, our incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Committee approval). The Committee is also responsible for reviewing and approving the goals and objectives relevant to the compensation of our Chief Executive Officer and reviewing and making recommendations to the Board with regard to the compensation of our directors. The Committee may delegate to our Chief Executive Officer the responsibility for reviewing the compensation of our named executive officers other than the Chief Executive Officer. However, any recommendations by the Chief Executive Officer are submitted to, reviewed by and approved by the Committee.
The Committee is also responsible for periodically reviewing the size and composition of the Board and its committee structure, identifying individuals that it believes are qualified to become members of the Board based on criteria approved by the Board, recommending nominees to the Board for the next annual meeting of shareholders, overseeing new director orientation and training and recommending and reviewing the corporate governance principles applicable to our directors, officers and employees.
The Committee will consider director candidates nominated by shareholders in accordance with our Amended and Restated Bylaws and will apply the same criteria to shareholder recommendations as it does to other nominees considered by the Committee. A shareholder who wishes to recommend a prospective director nominee should send a letter directed to the Compensation, Nominating and Corporate Governance Committee, c/o Carmen Diges, General Counsel, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
Such letter must be signed and dated and submitted to us by the date mentioned in this proxy statement under the heading PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS. The following information must be included in or attached to the letter:
•
name and address of the shareholder making the recommendation;

•
proof that the shareholder was the shareholder of record, and/or beneficial owner of common stock as of the date of the letter;

•
the name, address, resume of the recommended nominee and other information described in our Amended and Restated Bylaws relating to the nominee, including all relationships which would be required in a proxy statement for which proxies are solicited; and

•
the written consent of the recommended nominee to serve as a director if so nominated and elected.

Specific minimum qualifications for directors and director nominees which the Committee believes must be met in order to be so considered include management experience, exemplary personal integrity and reputation, sound judgment, and sufficient time to devote to the discharge of his or her duties.
If vacancies are anticipated or otherwise arise, the Committee considers candidates for director suggested by members of the Board, management, shareholders and other parties. The Committee evaluates new nominees based on criteria including, but not limited to, independence, diversity of experience compared to other directors, age, skills, experience, diligence, potential conflicts of interest, time availability, and if warranted, may interview the nominee in person or via the telephone. There are presently no differences in the manner in which the Committee evaluates nominees for director, whether the nominee is recommended by a shareholder or any other party.
The Committee is currently comprised of John Florek (Chair), Richard Brissenden, and Nicolas Darveau-Garneau. All of the directors presently serving on the Committee are independent as defined in the NYSE Rules. The Committee met four times and took action by consent in lieu of a meeting on two other occasions during the last fiscal year. A current copy of the Compensation, Nominating and Corporate Governance Committee Charter is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance and is comprised of the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter. The charter is reviewed annually and updated as necessary or appropriate.
Compensation Committee Report
The Compensation, Nominating and Corporate Governance Committee is pleased to present the following Committee report:
We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon this discussion, the Compensation, Nominating and Corporate Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted,
John Florek (Chair and member)
Richard Brissenden (member)
Nicolas Darveau-Garneau (member)
The information contained above in this section titled “Compensation Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into a filing.
Compensation Committee Interlocks and Insider Participation
During 2025, the Compensation, Nominating and Corporate Governance Committee was comprised of John Florek (Chair), Richard Brissenden, and Nicolas Darveau-Garneau. No member of the Compensation, Nominating and Corporate Governance Committee served as an officer or employee of the Company during 2025 or was formerly an officer or employee of the Company or had any relationship requiring disclosure under the related party transaction rules promulgated by the SEC. We are not aware that any relationships existed during 2025 where any of our executive officers served as a member of the compensation committee of another entity whose executive officers served on our Board of Directors or Compensation, Nominating and Corporate Governance Committee or where any of our executive officers served as a director of another entity whose executive officers served on this Committee.
Environmental, Health & Safety Committee
The purpose of the Environmental, Health & Safety Committee is to assist the Board of Directors in fulfilling its oversight responsibilities including, but not limited to: establishing and reviewing environmental, health and safety policies; overseeing the management and implementation of systems necessary for compliance with the policies; monitoring the effectiveness of policies, systems and processes; monitoring trends; and, reviewing and monitoring the overall environmental, health and safety performance of the Company. The Committee consists of William Shaver, who serves as Chair, Dalia Asterbadi, Steve Kaszas and John Florek, and met four times during the last fiscal year.
A current copy of the Environmental, Health & Safety Committee Charter is available on our web site at http://www.mcewenmining.com/investor-relations/corporate-governance. The charter is reviewed annually and updated as necessary or appropriate.
Disclosure Committee
The Disclosure Committee was formed on August 4, 2024. The purpose of the Disclosure Committee is to assist the Board in fulfilling its disclosure responsibilities by establishing and maintaining disclosure controls and procedures including oversight of strategy, investor relations outreach, and media relations. This includes, but is not limited to communicating press releases, written statements made in annual and quarterly reports, communications to shareholders, documents filed with the securities regulatory authorities, communications made during investor conferences, speeches made by senior management, oral statements made in the course of meetings or calls with securities markets professionals, shareholders, media or other external audiences, websites and social media communications to its shareholders, the media and members of the investment community.
The Committee consists of Ian Ball, who serves as Chair, Michelle Makori, and Michael Melanson. The Disclosure Committee met four times during the last fiscal year.
Board Diversity
The Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Compensation, Nominating and Corporate Governance Committee annually reviews the individual skills and experience of the directors, as well as the composition of the Board as a whole, and strives to nominate individuals with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s businesses. This assessment includes consideration of independence, diversity, age, skills, expertise, time availability, and industry backgrounds in the context of the needs of the Board and the Company. The Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board.
Family Relationships
There are no family relationships among any of our directors, director nominees, or executive officers.
Insider Trading Policy
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted an Insider Trading and Disclosure Policy applicable to all officers, directors, and employees of the Company. Such policy governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, and their affiliated entities, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading and Disclosure Policy, including any amendments thereto, is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Other Corporate Governance
We maintain a Code of Business Conduct and Ethics and a set of Corporate Governance Guidelines.
The Code of Business Conduct and Ethics is applicable to all directors, officers and employees, and sets forth our policies and procedures with respect to the conduct of our business. Some examples of conduct addressed in our ethics code include conflict of interest situations, anti-corruption, fair dealing with others, confidentiality, and compliance with laws and regulations. The Corporate Governance Guidelines further articulate how we will conduct ourselves through our Board of Directors and the qualifications and expectations for the Board. A current copy of these documents is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation Discussion and Analysis
The individuals who served as our principal executive officer and principal financial officer during the year ended December 31, 2025, the individuals who were among our three most highly compensated executive officers serving as such as of the end of 2025 (who were not our principal executive officer and principal financial officer), and up to two individuals who would have been among our three most highly compensated executive officers but for the fact that those individuals were not serving as an executive officer at the end of 2025, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis. For 2025, our named executive officers consisted of Robert McEwen, our Chairman and Chief Executive Officer, Perry Ing, our Chief Financial Officer, William Shaver, our Chief Operating Officer, Jeffrey Chan, our Vice President — Finance, and Carmen Diges, our General Counsel and Corporate Secretary.
Overview of Compensation Philosophy, Objectives and Policies
Our goal in designing our executive and employee compensation is to achieve three principal objectives. First, the program is intended to be fully competitive so that we may attract, motivate and retain talented executives and key employees. Second, the program is intended to create an alignment of interests between our executives and key employees, on the one hand, and our shareholders, on the other, such that a portion of each executive’s or key employee’s compensation consists of awards of stock options or restricted stock grants. In this manner, if the price of our stock increases over time, our executive officers, key employees and our shareholders will benefit. The compensation program is designed to reward performance that supports our principles of building long-term shareholder value and may also recognize individual performance from time to time which the Compensation, Nominating and Governance Committee believes contributes to the success of our company. Third, we believe our compensation program should reflect our corporate culture, which includes carefully managing operating expenses, including compensation, and rewarding executives and other employees in the event that the Company is successful. To promote this culture, our executives receive what we believe to be competitive base salaries and are eligible to receive bonuses in the event their performance merits such bonuses and the Company is successful in achieving its strategic targets. Executives may also earn significant gains from equity awards in the event of an increase in the price of our common stock. Our corporate culture also emphasizes teamwork, especially among our executive officers. To encourage teamwork, we structure executive compensation (particularly base salary and bonus amounts) at similar levels for similarly situated members of our executive team. We do not believe our compensation program creates incentives for our employees to engage in risk-taking behavior that would likely have a significant adverse impact on our company.
Our shareholders overwhelmingly approved, on an advisory basis, the compensation of our named executive officers at our 2025 annual meeting, which the Compensation, Nominating and Governance Committee took into account in determining compensation for our executives in 2025.
Elements and Mix of Compensation
Our present compensation structure for the named executive officers generally consists of salary and incentive compensation. The incentive component consists of a short-term cash portion and a long-term equity portion. We believe the present structure achieves our compensation objectives.
The compensation of our named executive officers is designed to be competitive so that we may attract and retain talented executives. Discretionary bonus compensation is designed to reward individual performance and recognize the achievement of corporate objectives. The long-term equity portion of the compensation of the named executive officers is designed to align the interests of the executives and key employees with our shareholders by encouraging equity ownership through awards of stock options to executive officers and key employees and to motivate our named executive officers and other key employees to contribute to an increase in shareholder value. Beginning in 2025, we further increased the amount of at-risk compensation with the introduction of restricted stock units that represent the right to receive common stock or the cash value thereof upon vesting. While equity ownership is highly encouraged, we do not presently have a policy that requires our named executive officers or directors to own shares of our stock.

We have adopted a policy for our employees, including our senior executive officers, and directors which prohibits short sales of our common stock (with the exception of such sales in connection with exercise of stock options), options trading, and hedging transactions with regard to our common stock. This policy applies whether or not the equity securities were acquired through our compensation program.
Determining Executive Compensation
Generally, the Compensation, Nominating and Corporate Governance Committee meets in January each year to review and recommend to the Board the level of compensation for the named executive officers and key employees for the current year. In establishing our executive compensation, the Compensation, Nominating and Corporate Governance Committee consults with our senior management, including our Chief Executive Officer. Our Chief Executive Officer reports to the Committee regarding the individual performance of the other named executive officers. Additionally, the Committee considers recommendations from the named executive officers regarding incentive compensation for key employees who report to that executive officer. The Board also reviews compensation in December and considers cash bonuses at that time as it can review the performance of relevant individuals for the prior fiscal year. With regard to the other named executive officers, our Chief Executive Officer recommends the form and amount of compensation that he deems appropriate for the respective individuals.
Our consideration of base salary for the named executive officers has traditionally been based upon a review of broad-based information obtained from third parties to obtain an understanding of current compensation practices. The Compensation, Nominating and Corporate Governance Committee believes that the base salary of the named executive officers should be competitive and should be augmented with discretionary cash bonuses. The Compensation, Nominating and Corporate Governance Committee believes that the base salary should generally be within the range of perceived peers for comparable positions, but in the lower percentile of those peers, and in line with our status as a relatively smaller metal producer.
The Compensation, Nominating and Corporate Governance Committee, in establishing compensation for 2025, did not target a specific percentile in the perceived range of comparative information for each individual executive or for each component of compensation. Instead, the Compensation, Nominating and Corporate Governance Committee structured a total compensation package in view of the perceived information and such other factors specific to the executive, including level of responsibility, prior experience, expectations of future performance and our corporate culture. The Compensation, Nominating and Corporate Governance Committee uses its judgment in identifying comparative information.
As discussed in more detail below, in 2025, each executive received compensation comprised of a base salary, and was eligible for equity awards. The amount of compensation allocated to each element of compensation is determined on a case-by-case basis. We do not have a specific policy for allocating between long-term and currently paid-out compensation, or policies for allocating between cash and non-cash compensation.
Cash bonuses are a form of short-term incentive compensation which may be recommended by the Compensation, Nominating and Corporate Governance Committee in its discretion, based on individual and overall company performance. There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives. The Compensation, Nominating and Corporate Governance Committee, with recommendations from the Chief Executive Officer, determines and recommends the amounts and timing of any bonus awards.
The long-term equity compensation component of our compensation program is comprised of stock option awards and makes up a significant part of our named executive officers’ compensation package. Our stock options awards are subject to a minimum vesting period of three years beginning one year from the date of grant. The stock options are priced at or above the closing market price of our common stock on the grant date, which is the date the Board approves the award, unless circumstances such as non-public material information require a later date. Under the Company’s 2024 Equity and Incentive Plan (the “2024 Plan”), we are authorized to make grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards to the officers, directors and key employees of our company, including the named executive officers. In 2025, we introduced restricted stock units as an element of compensation to further increase the amount of at-risk compensation.

The restricted stock units represent the right to receive common stock or the cash value thereof upon vesting. The restricted stock units granted in 2025 are to vest in three tranches over a one-year period beginning on the date of grant.
The Committee also takes into consideration the potential tax consequences to the recipient and to our company when determining the form of award. Due to our status as a smaller producer, and our need to conserve working capital to reinvest in our business, our compensation structure is weighted more toward performance bonuses and/or equity compensation and less toward base salary.
Specific Compensation Decisions
During 2025, Robert McEwen, our Chief Executive Officer, was paid a salary of $1, which has been his salary since 2017. Prior to that time, for the entire time he has served as our Chief Executive Officer, he has declined any cash salary. Mr. McEwen refused any salary to demonstrate his alignment with the interest of the other shareholders of our company.
Our remaining executive officers received base salaries during 2025 in accordance with their respective written employment agreements or as otherwise agreed with our Company. The Compensation, Nominating and Corporate Governance Committee believes that these base salaries were appropriate in light of each of those officer’s area of responsibility and level of experience and were reasonable in the industry based on information possessed by members of the Committee from experience within our industry. Consistent with our compensation policies, there were increases to the base salaries of all named executive officers during 2025 in respect of cost of living adjustments. Certain of our officers, including Mr. Ing and Mr. Shaver, have agreed to defer payment of their salaries and are expected to receive shares of stock to satisfy deferred amounts.
We do not use a formula or set a timeline in determining the amount of equity awards for our named executive officers. Instead, the Compensation, Nominating and Corporate Governance Committee exercises its judgment and discretion and considers, among other things, the role and responsibility of the executive, competitive factors, the amount of stock-based equity compensation already held by the executive, the performance of our common stock, the estimated value of the equity awards, non-equity compensation received by the executive, and the total number of shares to be granted to participants during the year. Beginning in 2025, in order to further incentivize and encourage retention of our named executive officers we included restricted stock units as part of each executive’s compensation package. The restricted stock units granted in 2025 vest over one year from the date of grant, and may be settled in stock or cash upon vesting.
Additional benefits provided to executive officers and key employees as part of their compensation packages include health, life and disability insurance. To the extent the named executive officers participate in these programs, they do so generally on the same basis as our other employees. Our named executive officers do not receive perquisites, and we do not maintain any non-equity incentive plans or deferred compensation plans.
Equity Grant Timing Consideration
Equity awards are granted to executives at the discretion of the Compensation, Nominating and Governance Committee and generally are made around the end of the 2nd and 4th quarters of the Company’s fiscal year. The Compensation, Nominating and Corporate Governance Committee may approve grants to be effective at any time, including in connection with the hiring of an executive. The Compensation, Nominating and Corporate Governance Committee did not take material non-public information into account when determining the timing and terms of equity awards in 2025, and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In 2025, no stock options were granted to any named executive during the period beginning four business days before our filing of a Form 10-Q, Form 10-K, or Form 8-K that discloses material non-public information (other than a Form 8-K disclosing a material new option award grant under Item 5.02(e)) and ending one business day after the filing of such report.

Summary Compensation Table
The following table sets forth the total compensation paid by us during the last three completed fiscal years to our named executive officers:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Robert R. McEwen(3) Chairman and Chief Executive Officer	2025	1	—	—	770,963	5,585	776,549
	2024	1		—	—	4,907	4,908
	2023	1		—	336,330	5,838	342,169
Perry Ing(4)(5) Chief Financial Officer	2025	394,521	91,456	—	226,754	2,014	714,745
	2024	243,503	98,455	—	—	5,771	347,730
	2023	222,595	36,076	16,887	168,165	—	443,722
William Shaver(3)(5) Chief Operating Officer	2025	470,455	101,511	—	362,806	34	934,806
	2024	321,929	122,292	—	—	146	444,367
	2023	289,420	13,852	—	201,798	—	539,231
Jeffrey Chan(4) Vice President – Finance	2025	194,421	78,931	—	181,403	10,631	465,386
	2024	193,503	72,459	—	—	10,989	276,951
	2023	170,978	50,000	—	67,266	10,459	298,703
Carmen Diges(5)(6) General Counsel and Corporate Secretary	2025	121,533	62,709	—	181,403	170,451	536,096
	2024	96,294	75,706	—	—	64,219	236,219
	2023	89,106	12,552	14,715	67,266	258,071	441,709

(1)
Calculated using the Black-Scholes option pricing model. Please see Note 13 to the consolidated financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2025 for a description of certain assumptions made in connection with the valuation of these option awards.

(2)
Amounts paid to the named executive officers represent payment or reimbursement for taxable benefits and/or retirement plan payments.

(3)
With respect to Messrs. McEwen and Shaver, additional stock and/or option awards were granted as compensation for their service as a board member as further described below in the director compensation tables.

(4)
Portions of Messrs. Ing and Chan are, or were, paid in Canadian dollars. The compensation reflected for them in the Summary Compensation Table has been converted to U.S. dollars using the average exchange rate for the applicable years as published by the Bank of Canada. For 2025 the average exchange rate was $0.7157 to C$1.00; for 2024 the average exchange rate was $0.7302 to C$1.00; and for 2023, the average exchange rate was $0.7409 to C$1.00.

(5)
Portions of Messrs. Ing and Shaver and Ms. Diges salary are paid in common stock in lieu of cash compensation. Details of grants made during 2025 are presented below.

(6)
All Other Compensation column includes payments made to REVlaw, a company owned by Carmen Diges, for legal services provided by REVlaw.

Employment Agreements
The named executive officers received salaries as provided by the terms of their respective employment agreements or as otherwise agreed with the Company. None of the current named executive officers other than Messrs. Ing and Chan have written employment agreements with us. None of Messrs. Shaver, Ing and Ms. Diges have any termination or change of control payments applicable to them.

Perry Ing
Effective May 15, 2022, we entered into a consulting agreement with Perry Ing, our Chief Financial Officer (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Ing agreed to serve as a consultant to the Company and is paid $1,500 per day. The general terms of the Consulting Agreement have been continued for the duration of Mr. Ing’s tenure.
Jeffrey Chan
Effective January 9, 2023, we entered into an employment agreement with Jeffrey Chan. As stated in the agreement, he was entitled to receive a base annual salary of C$225,000 and entitled to participate in all employee benefit plans and long-term equity incentive plans accordingly with other senior executive officers of our company. As of December 31, 2025, Mr. Chan’s base annual salary was C$271,651. If Mr. Chan is terminated without cause, he would be entitled to notice equal to three weeks plus an additional week for each year of service up to a maximum of twelve weeks or pay in lieu of such notice. Pay in lieu of notice includes salary and benefits coverage that Mr. Chan would have been entitled to during the notice period. If Mr. Chan had been terminated without cause as of December 31, 2025, his total severance would have been $15,683, payable in one lump sum. Such termination benefits provided under Mr. Chan’s employment agreement are contingent upon his compliance with specific restrictive covenants, including (i) a non-solicitation covenant effective during employment and for 18 months following termination; (ii) a non-disparagement covenant that applies during and after employment; (iii) a requirement to sign and comply with a release of claims as a condition to receiving any termination benefits that exceed the statutory minimum entitlements under the Employment Standards Act (ESA). Failure to comply with these covenants or to execute the release form within the required timeframe, will result in Mr. Chan receiving only his minimum entitlements under the ESA, with no additional contractual or common law payments.
Further to Mr. Chan’s agreement, he is eligible to participate in the Company’s bonus plan. As of December 31, 2025, he was eligible for an annual bonus of up to 40% of his base salary, payable in cash or stock of the company at a time in the amount as determined by the Board in its sole discretion.

GRANTS OF PLAN BASED AWARDS
The grants of plan based awards under our 2024 Plan to each named executive officer during the year ended December 31, 2025 are as follows:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stocks or Units	All other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)
Robert R. McEwen	August 11, 2025	__	__	__	__	__	__	__	170,000	10.43	770,963
Perry Ing	June 29, 2025(4)	__	__	__	__	__	__	14,220	—	—	132,957
Perry Ing	August 11, 2025	__	__	__	__	__	__	—	50,000	10.43	226,754
Perry Ing	August 11, 2025(3)	__	__	__	__	__	__	5,600	__	__	58,408
Perry Ing	September 8, 2025(3)	__	__	__	__	__	__	2,400	__	__	33,048
Perry Ing	November 10, 2025(4)	__	__	__	__	__	__	6,990	__	__	119,459
William Shaver	June 29, 2025(4)	__	__	__	__	__	__	35,220	__	__	329,307
William Shaver	August 11, 2025	__	__	__	__	__	__	__	80,000	10.43	453,508
William Shaver	August 11, 2025(3)	__	__	__	__	__	__	6,300	__	__	65,709
William Shaver	September 8, 2025(3)	__	__	__	__	__	__	2,600	__	__	35,802
William Shaver	November 10, 2025(4)	__	__	__	__	__	__	17,100	__	__	292,239
Jeffrey Chan	June 29, 2025(4)	__	__	__	__	__	__	778	__	__	7,274
Jeffrey Chan	August 11, 2025	__	__	__	__	__	__	__	40,000	10.43	181,403
Jeffrey Chan	August 11, 2025(3)	__	__	__	__	__	__	3,800	__	__	39,634
Jeffrey Chan	September 8, 2025(4)	__	__	__	__	__	__	1,600	__	__	22,032
Carmen Diges	June 29, 2025(4)	__	__	__	__	__	__	10,110	__	__	94,529
Carmen Diges	August 11, 2025	__	__	__	__	__	__	__	40,000	10.43	181,403
Carmen Diges	August 11, 2025(3)	__	__	__	__	__	__	3,900	__	__	40,677
Carmen Diges	September 8, 2025(3)	__	__	__	__	__	__	1,600	__	__	22,032
Carmen Diges	November 10, 2025(4)	__	__	__	__	__	__	4,410	__	__	75,367

(1)
All options are subject to a vesting schedule which requires that the named executive remain an employee of or consultant to the Company in order to exercise such options on the respective vesting date.

(2)
The grant date fair value of our stock and option awards was calculated in accordance with FASB ASC Topic 718, based on the assumptions set forth in Note 13 to the consolidated financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 202.

(3)
Represents shares of our common stock issued as bonus shares under our 2024 Plan. Each share was valued at $10.43 at the time of grant on August 11, 2025 or valued at $13.77 at the time of grant on September 8, 2025.

(4)
Represents shares of our common stock issued in lieu of cash compensation. Each share was valued at $9.35 at the time of grant on June 29, 2025 or valued at $17.09 at the time of grant on November 10, 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The outstanding equity awards for each of our named executive officers as of December 31, 2025 are as follows:
	Option awards					Stock awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Robert R. McEwen	June 29, 2023	66,667	33,333	—	7.10	June 28, 2028	—	—	—	—
Robert R. McEwen	August 11, 2025	—	170,000	—	10.34	August 11, 2030	—	—	—	—
Perry Ing	June 29, 2023	33,333	16,667	—	7.10	June 28, 2028	—	—	—	—
Perry Ing	August 11, 2025	—	50,000	—	10.34	August 11, 2030	—	—	—	—
Perry Ing	June 29, 2025	—	—	—	—	—	4,740(3)	87,737	—	—
Perry Ing	August 11, 2025	—	—	—	—	—	1,867(4)	34,558	—	—
Perry Ing	September 8, 2025	—	—	—	—	—	800(5)	14,808	—	—
Perry Ing	November 10, 2025	—	—	—	—	—	4,660(6)	86,257	—	—
William Shaver	November 3, 2021	10,000	—	—	13.10	November 3, 2026	—	—	—	—
William Shaver	June 29, 2023	46,667	23,333	—	7.10	June 28, 2028	—	—	—	—
William Shaver	August 11, 2025	—	80,000	—	10.34	August 11, 2030	—	—	—	—
William Shaver	June 29, 2025	—	—	—	—	—	11,740(3)	217,307	—	—
William Shaver	August 11, 2025	—	—	—	—	—	2,100(4)	38,871	—	—
William Shaver	September 8, 2025	—	—	—	—	—	867(5)	16,048	—	—
William Shaver	November 10, 2025	—	—	—	—	—	11,400(6)	211,014	—	—
Jeffrey Chan	June 29, 2023	6,666	13,334	—	7.10	June 28, 2028	—	—	—	—
Jeffrey Chan	August 11, 2025	—	40,000	—	10.34	August 11, 2030	—	—	—	—
Jeffrey Chan	August 11, 2025	—	—	—	—	—	1,267(4)	23,446	—	—
Jeffrey Chan	September 8, 2025	—	—	—	—	—	533(5)	9,872	—	—
Carmen Diges	June 29, 2023	13,333	6,667		7.10	June 28, 2028	—	—	—	—
Carmen Diges	August 11, 2025	—	40,000	—	10.34	August 11, 2030	—	—	—	—
Carmen Diges	June 29, 2025	—	—	—	—	—	3,370(3)	62,379	—	—
Carmen Diges	August 11, 2025	—	—	—	—	—	1,300(4)	24,063	—	—
Carmen Diges	September 8, 2025	—	—	—	—	—	5,333(5)	9,866	—	—
Carmen Diges	November 10, 2025	—	—	—	—	—	2,940(6)	54,419	—	—

(1)
All options vest in equal installments over three years beginning on the first anniversary of the grant date.

(2)
The market value of unvested restricted stock units was calculated using a value of $18.51 per share, which was the closing market price of our common stock on December 31, 2025.

(3)
The remaining unvested restricted stock units vest on June 29, 2026.

(4)
The remaining unvested restricted stock units vest equally on June 29, 2026 and December 29, 2026.

(5)
The remaining unvested restricted stock units vest vest on June 28, 2026.

(6)
The remaining unvested restricted stock units vest equally on June 29, 2026 and December 20, 2026.

OPTION EXERCISES AND STOCK VESTED
The value realized by our named executive officers on option award exercises and stock award vesting during the year ended December 31, 2025 is as follows:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Robert R. McEwen	50,000	101,000	—	—
Perry Ing	—	—	24,925	352,730
William Shaver	—	—	51,967	716,189
Jeffrey Chan	13,333	105,197	5,276	81,635
Carmen Diges	21,000	42,420	17,962	249,918

(1)
Value realized upon exercise is determined by calculating the difference between the market price of the shares underlying the options, as reported by NYSE on the date of exercise, and the exercise price of the options.

(2)
The amounts in this column reflect the full number of shares that vested and does not take into account shares that may have been withheld to satisfy tax obligations upon vesting.

(3)
Value realized on vesting is determined by multiplying the number of shares vested by the closing price of our common stock on the date of vesting, as reported by NYSE.

PENSION BENEFITS
None of our named executive officers participates in a plan that provides for payments or other benefits at, following, or in connection with retirement.
NON-QUALIFIED DEFERRED COMPENSATION
None of our named executive officers participated in or had account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us during fiscal year 2024.
CEO PAY RATIO
As mandated by SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our Chief Executive Officer (“CEO”), Robert R. McEwen, to the annual total compensation of our median employee.
In accordance with the methodology set forth below, we have determined that the 2025 annual total compensation of the median employee who was employed as of December 31, 2025, excluding the CEO, was $78,000. Our CEO’s annual total compensation for 2025, as reported in the Summary Compensation Table above, was $776,549. Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees other than the CEO was 1 to 10. This pay ratio is a reasonable estimate calculated in accordance with SEC rules.
We selected December 31, 2024 as the date on which to determine our median employee. As of that date, our employee population consisted of 424 individuals working at the Company or any of our wholly-owned subsidiaries. To identify the median employee:
•
We used a cash compensation measure consistently applied to all employees, which included each employee’s gross earnings, consisting of cash base salary or wages plus overtime and cash bonus paid under our short-term incentive plan. We also consistently excluded non-cash compensation, such as non-cash bonus.

•
For employees that partially worked during the 2024 year, we annualized the compensation received but did not adjust for part-time status.

•
The cash compensation for our employees was derived from our payroll records and from payroll records maintained by our wholly-owned subsidiaries, in each case, for the period from January 1, 2024 through December 31, 2024. For payroll records held in a foreign currency, we used the average foreign exchange rate to the U.S. dollar, reported by the Federal Reserve or the national bank of the country, for the period from January 1, 2024 through December 31, 2024.

For 2025, we determined that there had been no material change in our employee population or employee compensation arrangements as compared to 2024 that would result in a significant change to our pay ratio disclosure. As such, we determined to use the same median employee as 2024.
After identifying the median employee, we determined such employee’s annual total compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required by SEC rules. This calculation is the same calculation used to determine total compensation for purposes of the Summary Compensation Table with respect to each of the named executive officers.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions, and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices (including compensation of the CEO) or regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.
PAY VERSUS PERFORMANCE
As required by and in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following disclosure summarizes the relationship between executive compensation actually paid by the Company and our financial performance over the last five years:
						VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON
Year	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(1)(6)		AVERAGE SUMMARY COMPENSATION TABLE FOR NON-PEO NEOS(2)	AVERAGE SUMMARY COMPENSATION ACTUALLY PAID FOR NON-PEO NEOS(2)(6)	TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN(3)	NET INCOME(4) (MILLIONS)		AISC PER OUNCE(5)
2025	$685,848		$614,679	$640,083	$1,070,527	$193.10	$151.68		$34.43	$2,444
2024	$4,907	-$	2,810	$333,322	$359,771	$78.98	$131.48	-$	43.69	$1,799.15
2023	$342,169		$377,758	$465,977	$460,792	$73.20	$116.03		$55.30	$1,615.30
2022	$3,586	-$	69,110	$336,661	$344,662	$46.14	$109.14	-$	81.08	$1,687.88
2021	$3,706	-$	46,710	$280,593	$235,417	$69.80	$123.37	-$	56.71	$1,634.69

(1)
In his capacity as Chief Executive Officer, Mr. McEwen is included as our Principal Executive Officer (“PEO”) for 2025, 2024, 2023, 2022 and 2021. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.

(2)
In 2025, the Non-PEO NEOs comprises Mr. Ing, Mr. Shaver, Mr. Chan, and Ms. Diges. In 2024, the Non-PEO NEOs comprises Mr. Ing, Mr. Shaver, Mr. Spears, and Mr. Chan. In 2023, the Non-PEO NEOs comprises Mr. Ing, Mr. Shaver, Ms. Diges, and Mr. Spears. In 2022, the Non-PEO NEOs comprises Mr. Ing (prorated based on June 6, 2022 Interim CFO start date), Mr. Shaver (prorated based on June 6, 2022 COO start date), Stephen McGibbon, Michael Meding (prorated based on February 11, 2022 start date), Anna Ladd-Kruger (prorated based on June 3, 2022 CFO end date) and Peter Mah (prorated based on June 3, 2022 COO end date). In 2021, the Non-PEO NEOs comprises

Ms. Ladd-Kruger, Mr. Mah, Mr. McGibbon (prorated based on April 10, 2021 start date), Ruben Wallin (prorated based on April 12, 2021 hire date), Steven Woolfenden (prorated based on March 23, 2021 end date) and Andrew Iaboni (prorated based on January 22, 2021 end date).
(3)
Peer Group TSR comprises the NYSE Composite Index.

(4)
Represents Company Net Income as disclosed in the Company’s Annual Report on Form 10-K for the respective years.

(5)
All-in sustaining costs (AISC) per ounce is a US Non-GAAP measure consisting of cash costs, plus accretion of retirement obligations and amortization of the asset retirement costs related to operating sites, environmental rehabilitation costs for mines with no reserves, sustaining exploration and development costs, sustaining capital expenditures and sustaining lease payments. Our all-in sustaining costs exclude the allocation of corporate general and administrative costs. The sum of all-in sustaining costs is divided by the corresponding gold equivalent ounces sold to determine a per ounce amount.

(6)
“Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to non-PEO NEOs” reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

	PEO						OTHER NEO AVERAGE
ADJUSTMENTS	2025	2024	2023		2022	2021	2025	2024		2023		2022	2021
Summary Compensation Table Total	$685,848	4,907		$342,169	$3,586	$3,706	$640,083		$333,322		$465,977	$336,661	$280,593
Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	$—	—		$—	$—	$—	$—		$—		$17,662	$—	$—
Deduction for amounts reported in “Option Awards” column of the Summary Compensation Table	$680,262	—		$336,330	$—	$—	$215,416		$—		$126,124	$—	$28,642
Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	$—	—		$375,080	$—	$—	$222,661		$—		$140,655	$10,091	$24,283
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the FY	$—	—		$—	$—	$—	$275,197		$—		$—	$—	$—
Addition (subtraction) of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	$584,229	(12,977)		$(10,468)	$(72,696)	$(50,416)	$142,135		$24,344		$(2,785)	$(2,090)	$(12,656)
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY	$24,865	5,259		$7,307	$—	$—	$5,866		$2,104		$731	$—	$—
Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	$—		$		$—	$—	$—		$—		$—	$50,249	$28,161
Addition in respect of any dividends accrued or other earnings paid during applicable FY prior to vesting date of underlying award	$—		$		$—	$—	$—		$—		$—	$50,249	$—
Addition of incremental fair value of in respect of any options or SARS modified during the FY	$—		$		$—	$—	$—	$		$		$—	$—
Deduction for values reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table	$—		$		$—	$—	$—	$		$		$—	$—
Addition for the Service Cost attributable to services rendered during the FY	$—		$		$—	$—	$—	$		$		$—	$—
Addition for the prior Service Cost in respect of a plan amendment or initiation during the FY	$—		$		$—	$—	$—	$		$		$—	$—
Compensation Actually Paid	$614,679	(2,810)		$377,758	$(69,110)	$(46,710)	$1,070,527		$359,771		$460,792	$344,662	$235,417

Relationship Between Pay and Performance
Below are graphs showing the relationship of “compensation actually paid” (“CAP”) to our PEO and the average for our non-PEO NEOs in 2021, 2022, 2023, 2024 and 2025 relative to (i) AISC per ounce, (ii) the total shareholder return of our common stock and the common stock of our peer group, and (iii) our net income.

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
-$200,000
Compensation Actually Paid
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
AISC per ounce
2021
2022
2023
2024
2025
Axis Title
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
AISC per ounce

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
-$200,000
Compensation Actually Paid
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Total Shareholder Return
2021
2022
2023
2024
2025
Axis Title
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
Total Shareholder Return
Peer Shareholder Return

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
-$200,000
Compensation Actually Paid
$80M
$60M
$40M
$20M
$0M
-$20M
-$40M
-$60M
-$80M
-$100M
Net Income
2021
2022
2023
2024
2025
Axis Title
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
Net Income

Financial Performance Measures
The Company’s performance metric targets include the following:
•
All-in Sustaining Costs (AISC)

•
Reserve/Resource Replacement Ratio

•
Production Actuals vs Guidance

DIRECTOR COMPENSATION
In November 2005, we established a compensation program for our directors, which provides cash payments in addition to long-term incentive equity awards. In 2025, directors received fees of $40,000 annually for their service and additional amounts for Committee service. The Committee service amounts range from $2,000 to $10,000 annually, depending on the Committee and whether the individual takes on additional responsibility as Chair. The directors may also receive cash bonuses from time to time in circumstances where they serve on special committees or undertake additional activities in addition to their usual duties. The compensation received by our directors for the year ended December 31, 2025 is as follows:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
Robert R. McEwen	—	—	90,702	—	—	90,702
Allan Ambrose(3)	21,125	—	—	—	—	21,125
Dalia Asterbadi(4)	—	20,000	45,351	—	—	65,351
Ian Ball(5)	47,500	—	90,702	—	—	138,202
Richard Brissenden	50,000	—	90,702	—	—	140,702
Alfred Colas(4)	20,000	—	45,351	—	—	65,351
Nicolas Darveau-Garneau	20,000	20,000	90,702	—	—	130,702
Robin Dunbar(3)	20,000	—	—	—	—	20,000
John Florek(4)	—	20,000	45,351	—	—	65,351
Steve Kaszas(4)	—	20,000	45,351	—	—	65,351
Michelle Makori	30,000	10,000	90,702	—	—	130,702
Michael Melanson(4)	20,000	—	45,351	—	—	65,351
Merri Sanchez(3)	18,778	—	—	—	—	18,778
William Shaver	22,500	22,500	90,702	—	—	135,702

(1)
Directors fees were paid in Canadian dollars. The compensation reflected for them in the Director Compensation Table has been converted to U.S. dollars at the rate on the date compensation was paid.

(2)
Represents the aggregate grant date fair value of stock and option awards granted in fiscal year 2025, computed in accordance with FASB ASC 718. The aggregate number of stock and option awards outstanding for each director, except with respect to Messrs. McEwen and Shaver, as of December 31, 2025 is shown below:

Name	Stock Awards	Option Awards
Allan Ambrose	—	—
Dalia Asterbadi	1,311	10,000
Ian Ball	—	102,600
Richard Brissenden	—	45,000
Alfred Colas	—	10,000
Nicolas Darveau-Garneau	479	20,000
Robin Dunbar	—	—
John Florek	1,311	10,000
Steve Kaszas	1,311	10,000
Michelle Makori	239	40,000
Michael Melanson	—	10,000
Merri Sanchez	—	—

The outstanding stock and option awards held by Messrs. McEwen and Shaver as of December 31, 2025 are reflected in the Outstanding Equity Awards at Fiscal-Year End table above.
(3)
Each of Allan Ambrose, Robin Dunbar and Merri Sanchez’s service as a member of the Board of Directors ended in June 2025 at the 2025 annual meeting.

(4)
Each of Dalia Asterbadi, Alfred Colas, John Florek, Steve Kaszas, and Michael Melanson joined the Board of Directors in June 2025 after the 2025 annual meeting.

(5)
On September 3, 2025, Ian Ball was appointed as the Company’s Executive Vice-Chairman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Procedures and Policies
We consider “related party transactions” to be transactions between our company and (i) a director, officer, director nominee or beneficial owner of greater than five percent of our stock; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our directors or officers is also a director or officer or has a material financial interest.
The Audit Committee is vested with the responsibility of evaluating and approving any potential related party transaction, unless a special committee consisting solely of independent directors (as defined in the NYSE Rules) is appointed by the Board of Directors. Policies and procedures for related party transactions are set forth in our Corporate Governance Guidelines and Audit Committee Charter, both of which are available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.
Transactions with Related Parties
Transactions with Evanachan
On August 10, 2018, we completed a $50.0 million Secured Term Credit Agreement (as amended, the “Credit Agreement”) with certain lenders. Evanachan Limited (“Evanachan”), an entity over which Mr. McEwen exercises voting and investment control participated as a lender for $25.0 million of the total $50.0 million term loan under the terms of the Credit Agreement. On May 23, 2023, we amended and restated the Credit Agreement to, amongst other things, reclassify an unsecured $15 million note issued by Evanachan in March 2022 (the “Note”) as an advance under the Credit Agreement and add it as an obligation thereunder, and cancel such Note. Upon such amendment and restatement, the total outstanding balance on the Credit Agreement was $40 million ($25 million remaining from Evanachan’s initial loan under the Credit Agreement and $15 million originally due under the Note). On January 31, 2025, we amended the Credit Agreement to extend the loan facility maturity to August 31, 2028 (98 months from the original credit agreement’s effective date) without novation, and also updated provisions on permitted debt, notices, severability, and governing law, in consideration for shares valued at the 30-day volume-weighted average trading price of the Company’s common stock on the NYSE as of March 31, 2025. The current interest rate per annum is 9.75% per annum and the outstanding amount is $20 million, after the repayment of $20 million and $112,192 in accrued interest, on February 21, 2025. During the year ended December 31, 2025, we paid Evanachan $2,115,616 million in interest.
Legal Services by an Entity Affiliated with Carmen Diges
During the year ended December 31, 2025, legal fees of C$351,937 were incurred with REVlaw, a company owned by Carmen Diges, General Counsel of the Company. The services of Ms. Diges as General Counsel and other attorneys are provided by REVlaw. Ms. Diges has agreed to defer the payment of certain amounts owed and is expected to accept shares in lieu of cash payments.
Arrangement Agreement
As described in further detail in Proposal 3, we entered into the Arrangement Agreement on October 10, 2025 with Canadian Gold Corp, which was amended on December 23, 2025, pursuant to which holders of CGC shares were entitled to receive 0.0225 shares of the Company’s common stock. As a holder of CGC shares, Mr. McEwen was entitled to receive shares of the Company’s common stock, the full receipt of which is subject to shareholder approval as set forth in Proposal 3.
Offer Letter with Ian Ball
On September 10, 2025, in connection with Mr. Ball’s appointment as Executive Vice Chairman, the Company and Mr. Ball executed an offer of employment, pursuant to which the Company agreed to pay Mr. Ball an annual salary of CAD$435,000 per year and to grant him an option to purchase 50,000 shares of the Company’s common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of April 20, 2026, there were a total of [59,452,799] shares of our common stock outstanding. The following table describes the beneficial ownership of our voting securities as of April 20, 2026, by: (i) each of our named executive officers and current directors; (ii) all of our executive officers (whether or not named executive officers) and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. In calculating the percentage ownership for each shareholder, we assumed that any options or warrants owned by an individual and exercisable within 60 days are exercised, but not the options or warrants owned by any other individual. Unless otherwise stated, all ownership is direct and the address of each individual or entity is the address of our executive office, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Footnote Reference	Percentage
Robert McEwen (includes shares held by 2190303 Ontario Inc.)	8,388,594	(1)(2)	14.1%
2190303 Ontario Inc	8,236,647	(2)	13.9%
Dalia Asterbadi	—	(1)	*
Richard Brissenden	12,964	(1)	*
Alfred Colas	—	(1)	*
Nicolas Darveau-Garneau	15,618	(1)(3)	*
John Florek	—	(1)	*
Steve Kaszas	621	(1)	*
Michelle Makori	14,433	(1)(4)	*
Michael Melanson	—	(1)	*
William M. Shaver	205,867	(1)(5)	*
Ian Ball	13,494	(1)(6)	*
Perry Ing	79,927	(1)(7)	*
Carmen Diges	52,877	(1)(8)	*
Stefan Spears	17,937	(1)(9)	*
Jeffrey Chan	3,966	(1)	*
All officers and directors as a group (15 persons)	8,806,298	(10)	14.8%

*
Less than one percent.

(1)
Officer or Director.

(2)
Includes (i) 35,280 shares owned by Mr. McEwen’s spouse, of which he disclaims beneficial ownership; (ii) 8,236,647 shares owned by 2190303 Ontario Inc., an Ontario corporation, over which Mr. McEwen exercises sole voting and investment control; and (iii) 66,667 shares underlying stock options held my Mr. McEwen directly which are exercisable within 60 days of the date of April 20, 2026. Mr. McEwen has the sole voting power over 8,303,314 shares of common stock, shared voting power over 35,280 shares of common stock, sole dispositive power over 8,303,314 shares of common stock and shared dispositive power over 35,280 shares of common stock.

(3)
Includes 13,333 shares underlying stock options which are exercisable within 60 days of April 20, 2026.

(4)
Includes 13,333 shares underlying stock options which are exercisable within 60 days of April 20, 2026.

(5)
Includes 56,667 shares underlying stock options which are exercisable within 60 days of April 20, 2026.

(6)
Includes 13,334 shares underlying stock options which are exercisable within 60 days of April 20, 2026.

(7)
Includes 33,333 shares underlying stock options which are exercisable within 60 days of April 20, 2026.

(8)
Includes (i) 5,000 shares owned by Diges Professional Corporation; (ii) 7,500 shares owned by Pleasant Memories Enterprises Inc.; and (iii) 13,333 shares underlying stock options which are exercisable within 60 days of April 20, 2026. Ms. Diges has the sole voting power over 52,877 shares of common stock, share voting power over 52,877 shares of common stock, sole dispositive power over 52,877shares of common stock and shared dispositive power over 52,877shares of common stock.
(9)
Includes 13,333 shares underlying stock options which are exercisable within 60 days of April 20, 2026

(10)
Includes 223,333 shares underlying stock options which are exercisable within 60 days of April 20, 2026.

Changes in Control
We know of no arrangement or events, including the pledge by any person of our securities, which may result in a change in control of our company.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS
Set out below is information as of December 31, 2025 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price per share of outstanding options	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders	1,682,820	$9.85	4,522,154
Equity compensation plans not approved by security holders
TOTAL	1,682,820	$9.85	4,522,154

(1)
Includes 1,492,467 shares of common stock underlying options and 97,853 shares of common stock underlying restricted stock units and 92,500 shares of common stock underlying deferred share units.

(2)
The number of securities remaining available for future issuance is net of securities previously issued and exercised.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS
We anticipate that the next annual meeting of shareholders will be held in June 2027. Any shareholder who desires to submit a proposal for inclusion in the proxy materials related to the next annual meeting of shareholders must do so in writing in accordance with our Amended and Restated Bylaws, and it must be received at our principal executive offices no later than December 25, 2026 in order to be considered for inclusion in the proxy statement for the 2026 annual meeting of shareholders. Shareholders who intend to present a proposal at the 2027 annual meeting of shareholders without including such proposal in the 2027 proxy statement must provide us with a notice of such proposal no sooner than February 4, 2027 and no later than March 6, 2027 (provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after June 4, 2027, notice by the shareholder must be so delivered, or mailed and received, not less than ninety (90) nor more than one hundred twenty (120) calendar days before the 2027 annual meeting, or not more than ten (10) calendar days following the day on which public announcement of the date of the 2027 annual meeting is first made by us). For proposals sought to be included in our proxy statement, the proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027 and must also comply with all other requirements of Rule 14a- 19 under the Exchange Act.
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.
Our common stock is listed on the NYSE and the TSX under the symbol “MUX.”
ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report to the SEC on Form 10-K for the year ended December 31, 2025, including financial statements and schedules, and copies of any of the exhibits referenced therein, are available to shareholders without charge upon written request to Carmen Diges, General Counsel and Secretary, at 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
OTHER MATTERS
The Board of Directors knows of no other business to be presented at the annual meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.
By Order of the Board of Directors

DATE: April 24, 2026	ROBERT R. MCEWEN Chairman and Chief Executive Officer

PRELIMINARY COPY MMMMMMMMMMMM MMMMMMMMMMMMMMMC123456789 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 3:00 p.m., Eastern Time, on June 4, 2026. Online Go to www.envisionreports.com/MUX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MUX Annual Meeting Proxy Card 1234 5678 9012 345  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2 AND 3. 1. Election of Directors: 01 - Robert R. McEwen 05 - Alfred Colas 09 - Michelle Makori 02 - Dalia Asterbadi 06 - Nicolas Darveau-Garneau 10 - Michael Melanson 03 - Ian J. Ball 07 - John Florek 11 - William M. Shaver 04 - Richard W. Brissenden 08 - Steve Kaszas Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 010203040506070809 1011 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. ForAgainst Abstain 2. To ratify the appointment of Ernest & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. To approve the issuance of shares of the Company’s common stock to Mr. McEwen, pursuant to an Arrangement Agreement between the Company and Canadian Gold Corp., in accordance with NYSE Listing Rule 312.03(b)(i). 4. To transact such other business as may properly come before the meeting or any adjournment thereof. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890J N T 04A1OC MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2026 Annual Meeting of Shareholders of McEwen Inc. will be held on Thursday, June 4, 2026 at 4:30 p.m. ET, at 150 King Street West, 27th Floor, Toronto, Ontario M5H 1J9. The Annual Meeting will also be webcast for informational and Q&A purposes only. To attend the meeting in person, you must have photo identification and, if you are not the holder of record, you must also have proof of beneficial ownership of common stock or a valid proxy executed by the holder of record. To access the webcast you must register at https://vantagevenues.zoom.us/webinar/register/WN_voXdh5dbRSKwcaMLWmV2Yg#/registration. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MUX  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — McEwen Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having duly received the Notice of Annual Meeting and the proxy statement dated April 24, 2026, hereby revokes any and all proxies previously granted and appoints Robert R. McEwen and Carmen L. Diges or either of them, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated herein, all shares of common stock of McEwen Inc. held of record by the undersigned on April 20, 2026, at the Annual Meeting of Shareholders to be held on June 4, 2026 at 4:30 p.m. Eastern Time in person at 150 King Street West, 27th Floor, Toronto, Ontario M5H 1J9, and at any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED DIRECTORS, FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026 AND FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO MR. MCEWEN PURSUANT TO AN ARRANGEMENT AGREEMENT IN ACCORDANCE WITH NYSE LISTING RULE 312.03(b)(i). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE OR IF YOU ARE ELIGIBLE FOR AND PREFER INTERNET OR TELEPHONE VOTING, PLEASE RETURN YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.